Neuberger & Berman
Equity Funds(REGISTERED)

Supplement to the Prospectus dated December 6, 1997

The following replaces the paragraph for the Neuberger & Berman International Portfolio on page 48 of the Prospectus.

     Felix Rovelli, manager of the Portfolio, is on a leave of absence attending to a personal matter. Valerie Chang, an Assistant Vice President of N&B Management and an assistant portfolio manager for the Portfolio from December, 1996 until June, 1997, is currently responsible for the day-to-day management of the Portfolio. Ms. Chang served in the investment banking division of Salomon Brothers and Morgan Stanley & Co., Inc. from 1993 until 1995 and as a senior securities analyst for TIAA/CREF from 1995 until December, 1996.

     The information set forth in the December 17, 1996 supplement to the Prospectus which shows the performance record of Felix Rovelli prior to his joining the Neuberger & Berman organization is no longer relevant.

         The date of this Supplement is June 3, 1997.